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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-04058
The Korea Fund, Inc.
(Exact name of registrant as specified in charter)

4 4 Embarcadero Center, 30th Floor, San Francisco, CA	94111

(Address of principal executive offices)	(Zip code)
Lawrence G Altadonna — 1633 Broadway, New York, New York 10019
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2011

Date of reporting period: June 30, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1: Report to Shareholders

Annual Report
June 30, 2011

Contents
Portfolio Manager’s Report	1-4
Performance & Statistics	5
Schedule of Investments	6-8
Statement of Assets and Liabilities	9
Statement of Operations/Statement of Changes in Net Assets	10
Notes to Financial Statements	11-16
Financial Highlights	17
Report of Independent Registered Public Accounting Firm	18
Tax Information/Stockholder Meeting Results	19
Privacy Policy/Proxy Voting Policies & Procedures	20
Dividend Reinvestment & Cash Purchase Plan	21-22
Board of Directors	23
Fund Officers	24

(THIS PAGE INTENTIONALLY LEFT BLANK)

The Korea Fund, Inc. Portfolio Manager’s Report
June 30, 2011 (unaudited)

For the past 12 months, the Korean market strengthened as a result of a sharp V-shaped economic recovery and continued foreign capital inflows. During the period, the KOSPI index increased 23.69% in KRW terms and 41.57% in USD terms. The KOSPI’s strong USD performance was due to continued appreciation of the Korean won. KRW nearly hit a 3-year high in June 2011 led by easing global risks, rising interest rates, and continuing trade surplus. Looking across the region, Korea’s 41.57% USD return for the past twelve months was well ahead of other countries, such as Indonesia 40.8%, Taiwan 31.4%, Singapore 25%, China 21%, Japan 15%, and India 11%. China and India detracted from the region’s performance as the two countries experienced inflation concerns that led to tightening action from policy makers. Korea in contrast maintained a relatively dovish central banking response, especially in the second half of 2010, further helping equity market performance.

Fund’s Performance

From July 2010 to June 2011, the total return of The Korea Fund, Inc. on an NAV basis was 42.52% (net of fees). The Fund outperformed its benchmark KOSPI index by 96 basis points.

Performance Attribution Review

From July 2010 to June 2011, the key export sectors, shipbuilding, auto and chemical, strongly outperformed the KOSPI whilst utilities and IT sectors were the worst performers. During the period, RCM’s stock picks in the materials and industrials sectors contributed to the Fund’s performance. However, stock selection in the consumer discretionary and financials sectors detracted from the Fund’s performance.

Macro economic review

Following a fast recovery from the aftermath of the financial crisis in 2008 and 2009, the Korean economy experienced a 4.5% year-on-year growth in real Gross Domestic Product in the second half of 2010 as exports and facilities investment played major roles as growth engines. However, rising inflation, due to high oil prices, reduced real purchasing power of consumers resulting in reduced private expenditure of 3.3% year-on-year in the second half of 2010, down from 5.1% year-on-year in the first half of 2010. Higher oil prices and import growth outpaced export during the period detracting from economic growth. Meanwhile, construction investment growth remained negative at -3.0% year-on-year as house prices staggered, especially in the Seoul metropolitan area, even though the government relaxed borrowing restrictions through March 2011.

Headline Consumer Price Index inflation began to accelerate from 2.6% year-on-year in July 2010 and peaked at 4.1% in October 2010. The Bank of Korea raised the policy rate in July 2010

06.30.11 ï The Korea Fund, Inc. Annual Report 1

The Korea Fund, Inc. Portfolio Manager’s Report
June 30, 2011 (unaudited) (continued)

by 25 basis points to 2.25%, and another 25 basis point interest rate hike was enacted in November 2010 after the G20 Summit in Seoul. Inflation decreased to 3.5% in December as import price inflation moderated due to the strengthening of KRW against USD, falling from 1,222 at the end of June 2010 to 1,135 at the end of December in 2010. During the second half of 2010, growth in exports was slower than imports growth, widening the account surplus in the second half of 2010 to USD 19.1 billion from USD 9.1 billion. It is worth noting that geopolitical news impacted the Korean economy in November 2010 as North Korea fired artillery at South Korea’s civilian island of Yeonpyoung. The impact on the real economy from the provocation was minimal but economic sentiments deteriorated until the middle of the first quarter of 2011. The financial market also showed resiliency due to lessons learned from previous geopolitical incidents.

In the first quarter of 2011, the economic growth pattern resembled the second half of 2010. Economic growth slowed to 4.2% year-on-year, and private consumption, facilities investment and construction expenditures all continued to moderate. However, the increase of the export unit price of semiconductors and petrochemical products increased exports growth momentum and contributed positively to the 3.1% economic growth rate. The Consumer Price Index in the first quarter of 2011 accelerated further due to sharp food price hikes amid foot-and-mouth disease, together with high oil and agricultural product prices. Headline Consumer Price Index inflation was 4.1% in January 2011, 4.7% in March 2011 and 4.4% in June 2011, staying above Bank of Korea’s target inflation range of 2-4%. The Bank of Korea raised the policy rate 3 times in the first half of 2011 by a total of 75 basis points, raising the policy rate to 3.25% at the end of June 2011 vs. 2.25% at the end of July 2010.

In early March 2011, the Tohoku region in Japan was hit by a major earthquake and tsunami. The overall damage to the area was intensified due to the Fukushima nuclear power plant failure in the tsunami-affected zone and the subsequent electricity shortage that impacted nearby areas causing major disruption in Japan’s supply chains. At first, the market reacted to the tragic news with a significant drop. However, the disruption to Japan’s supply chain resulted in strong foreign capital inflows into Korea and may ultimately lead to a change in long-term sourcing from Japanese to Korean vendors. In the short term, we believe the market moved ahead of the real economy and we have observed global manufacturing indicators Purchasing Managers Index and Institute for Supply Management slowing down due to global supply chain disruption post Japan earthquake. However, we expect global manufacturing to normalize going forward as production normalization continues.

The year-on-year change of the composite leading index, which peaked in November 2009, has been on a downward trend during the second half of 2010 and the first quarter of 2011, mainly due to base effect as well as sluggish construction orders received and a deterioration of the

2 The Korea Fund, Inc. Annual Report ï 06.30.11

The Korea Fund, Inc. Portfolio Manager’s Report
June 30, 2011 (unaudited) (continued)

terms of trade, suggesting further moderation of economic growth in the second quarter of 2011. The Korean economy in the second quarter of 2011 is expected to slow to 3.8% year-on-year from 4.2% year-on-year in the first quarter of 2011 as we anticipate the contribution of net exports to economic growth to reverse due to high raw material prices.

Market Outlook

There will be two major elections in 2012 — the national assembly election in April and the presidential election in December. While the elections are still a long way off, Korea is firmly in election mode and the balance of power has clearly shifted from the constituency of exporters to low income households. Hence, we expect policy tightening to slow down with many creative ways to boost domestic sentiment from the second half of 2011 until election time in 2012.

We expect currency appreciation will be used to boost domestic sentiment while controlling inflation risk. We believe such policy could work well for a potential surprise in domestic demand growth in Korea.

We expect that growth will continue to slow to a more sustainable level as compared to the sharp V-shaped recovery in 2010. Exporters will also continue to drive growth and KRW appreciation through improved product quality and brand image. Hence, we are weighing a possible surprise upside scenario once developed market demand comes back. In June 2011, we observed an unexpected oil reserve release by the International Energy Association. A global effort to release oil from the stockpiles has occurred only twice previously: in 2005, after Hurricane Katrina damaged oil rigs in the Gulf of Mexico, and in 1990 after Iraq’s invasion of Kuwait. We see this movement as part of a global effort to help demand for a post quantitative easing era. Also, we cautiously expect better US macro data, following a weaker than expected recovery in the first half of 2011, together with production normalization as the global supply chain recovers following the Japan earthquake.

As such, we remain constructive on the Korean equity market. A strong KRW together with an increasing risk appetite, in line with reduced EU risk, are also positives for foreign capital inflows going forward.

The information contained herein has been obtained from sources believed to be reliable but RCM and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund’s annual and semi-annual reports, proxy statement and other Fund

06.30.11 ï The Korea Fund, Inc. Annual Report 3

The Korea Fund, Inc. Portfolio Manager’s Report
June 30, 2011 (unaudited) (continued)

information, which may be obtained by contacting your financial advisor or visiting the Fund’s website at www.thekoreafund.com.

This information is unaudited and is intended for informational purposes only. It is presented only to provide information on investment strategies and opportunities. The Fund seeks long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange, where shares may trade at a premium or a discount. Holdings are subject to change daily.

4 The Korea Fund, Inc. Annual Report ï 06.30.11

The Korea Fund, Inc. Performance & Statistics
June 30, 2011 (unaudited)

Total Return(1)	1 Year	5 Year	10 Year

Market Price	42.75%	7.25%	18.58%
Net Asset Value (“NAV”)(2)	42.52%	6.26%	16.36%
KOSPI (Price Return)(3)	41.57%	7.58%	15.68%
MSCI Korea (Total Return)(4)	43.12%	8.90%	18.55%
MSCI Korea (Price Return)(4)	41.69%	7.60%	16.98%

Premium (Discount) to NAV:
June 30, 2001 to June 30, 2011

Industry Breakdown (as a % of net assets):

Market Price/NAV:
Market Price	$49.27

NAV	$54.59

Discount to NAV	(9.75)%

Ten Largest Holdings (as a % of net assets):

Samsung Electronics Co., Ltd.
Manufacturer of electronic parts	10.9%

Hyundai Motor Co.
Manufacturer of automobiles	6.3%

Kia Motors Corp.
Manufacturer of automobiles	5.6%

LG Chemical Ltd.
Manufacturer of petrochemical goods and electronics materials	4.6%

Hyundai Mobis
Manufacturer of automobile components	3.6%

Shinhan Financial Group Co., Ltd.
Provider of financial products and services	3.5%

Samsung Life Insurance Co., Ltd.
Life insurance and annuity products and services	3.1%

Neowiz Games Corp.
Developer and publisher of online games	3.0%

LG Electronics, Inc.
Manufacturer of electronic equipment	3.0%

Hyundai Heavy Industries Co., Ltd.
Shipbuilding and heavy machinery manufacturer	3.0%

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2)	See Note 8 in the Notes to Financial Statements.

(3)	The Korea Composite Stock Price Index (“KOSPI”) is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the “Korea Stock Exchange”). The KOSPI returns unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return.

(4)	Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea (Total Return) returns assume reinvestment of dividends (net of foreign withholding taxes) while the MSCI Korea (Price Return) returns do not and, unlike Fund returns, neither reflects any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return.

06.30.11 ï The Korea Fund, Inc. Annual Report 5

The Korea Fund, Inc. Schedule of Investments
June 30, 2011

Shares		Value
COMMON STOCK–97.5%
	Auto Components–3.6%
53,080	Hyundai Mobis	$19,971,603

	Automobiles–11.9%
155,275	Hyundai Motor Co.	34,616,017
452,220	Kia Motors Corp.	30,763,664

		65,379,681

	Capital Markets–0.9%
275,320	Daewoo Securities Co., Ltd.	4,633,417

	Chemicals–7.7%
16,450	Honam Petrochemical Corp. (d)	6,127,164
54,630	LG Chemical Ltd.	25,105,095
169,565	SKC Co., Ltd.	10,790,921

		42,023,180

	Commercial Banks–8.8%
293,931	DGB Financial Group, Inc. (b)	4,459,966
563,040	Industrial Bank of Korea	9,873,684
308,157	KB Financial Group, Inc.	14,649,187
399,492	Shinhan Financial Group Co., Ltd.	19,103,543

		48,086,380

	Construction & Engineering–0.9%
20,750	Samsung Engineering Co., Ltd.	4,976,174

	Diversified Telecommunication Services–1.0%
145,478	KT Corp.	5,546,869

	Electric Utilities–1.5%
314,430	Korea Electric Power Corp. (b)	8,352,269

	Electronic Equipment, Instruments & Components–3.2%
320,170	LG Display Co., Ltd.	8,936,465
54,430	Samsung SDI Co., Ltd.	8,376,149

		17,312,614

	Food Products–0.7%
2,465	Lotte Confectionery Co., Ltd.	3,927,284

	Hotels, Restaurants & Leisure–3.0%
406,370	Hotel Shilla Co., Ltd. (d)	10,333,614
175,356	Modetour Network, Inc.	6,268,316

		16,601,930

	Household Durables–3.0%
212,660	LG Electronics, Inc.	16,581,304

	Household Products–2.9%
37,500	LG Household & Health Care Ltd. (d)	16,121,856

	Industrial Conglomerates–2.8%
203,607	LG Corp.	15,377,178

	Insurance–5.8%
63,464	Samsung Fire & Marine Insurance Co., Ltd.	14,767,234
192,843	Samsung Life Insurance Co., Ltd.	17,204,750

		31,971,984

6 The Korea Fund, Inc. Annual Report ï 06.30.11

The Korea Fund, Inc. Schedule of Investments
June 30, 2011 (continued)

Shares		Value
	Internet & Catalog Retail–2.4%
111,281	Hyundai Home Shopping Network Corp.	$13,340,191

	Machinery–3.0%
39,450	Hyundai Heavy Industries Co., Ltd.	16,464,779

	Metals & Mining–6.1%
102,620	Hyundai Steel Co.	12,509,408
13,550	Korea Zinc Co., Ltd.	5,219,658
36,674	POSCO	15,933,237

		33,662,303

	Multiline Retail–2.6%
543,280	Hyundai Greenfood Co., Ltd. (d)	7,017,689
14,500	Lotte Shopping Co., Ltd. (d)	6,928,345

		13,946,034

	Oil, Gas & Consumable Fuels–1.4%
105,513	GS Holdings	7,758,820

	Pharmaceuticals–0.9%
55,158	Dong-A Pharmaceutical Co., Ltd. (d)	4,902,819

	Semiconductors & Semiconductor Equipment–12.4%
296,042	Duksan Hi-Metal Co., Ltd. (b)	6,455,554
76,907	Samsung Electronics Co., Ltd.	59,774,361
65,872	Silicon Works Co., Ltd.	1,733,014

		67,962,929

	Software–4.8%
35,826	NCSoft Corp.	9,787,872
335,493	Neowiz Games Corp. (b)	16,652,002

		26,439,874

	Textiles, Apparel & Luxury Goods–2.6%
128,298	Fila Korea Ltd.	10,728,106
138,210	Handsome Co., Ltd.	3,422,672

		14,150,778

	Tobacco–2.0%
173,490	KT&G Corp.	10,789,806

	Trading Companies & Distributors–0.8%
60,100	Samsung C&T Corp.	4,633,099

	Wireless Telecommunication Services–0.8%
27,634	SK Telecom Co., Ltd.	4,180,107

	Total Common Stock (cost–$361,689,170)	535,095,262

06.30.11 ï The Korea Fund, Inc. Annual Report 7

The Korea Fund, Inc. Schedule of Investments
June 30, 2011 (continued)

Shares		Value
SHORT-TERM INVESTMENTS–5.2%
	Collateral Invested for Securities on Loan (c)–4.9%
27,174,253	BNY Institutional Cash Reserves Fund, 0.028% (cost–$27,174,253)	$27,174,253

Principal
Amount
(000s)
	Time Deposits–0.3%
	Brown Brothers Harriman & Co.–Grand Cayman,
HKD 14	0.005%, 7/1/11	1,824
¥650	0.01%, 7/1/11	8,079
£8	0.103%, 7/1/11	13,451
€46	JPMorgan Chase–London, 0.33%, 7/1/11	67,025
$1,308	Wells Fargo–Grand Cayman, 0.03%, 7/1/11	1,307,858

	Total Time Deposits (cost–$1,397,937)	1,398,237

	Total Short-Term Investments (cost–$28,572,190)	28,572,490

	Total Investments (cost–$390,261,360) (a)–102.7%	563,667,752
	Liabilities in excess of other assets–(2.7)%	(14,579,171)

	Net Assets–100%	$549,088,581

Notes to Schedule of Investments:

(a)	Securities with an aggregate value of $490,713,424, representing 89.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(b)	Non-income producing.
(c)	Purchased with cash proceeds from securities on loan.
(d)	All or portion of securities on loan with an aggregate market value of $25,862,977; cash collateral of $27,174,253 was received with which the Fund purchased short-term investments.

Glossary:
£–British Pound
€–Euro
HKD–Hong Kong Dollar
¥–Japanese Yen

8 The Korea Fund, Inc. Annual Report ï 06.30.11 ï See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Assets and Liabilities
June 30, 2011

Assets:
Investments, at value, including securities on loan of $25,862,977 (cost–$390,261,360)	$563,667,752

Foreign currency, at value (cost–$16,545,583)	16,728,756

Receivable for investments sold	1,336,486

Dividends and interest receivable (net of foreign withholding taxes)	394,060

Securities lending income receivable, including income from invested cash collateral (net of rebates)	35,724

Prepaid expenses	193,748

Total Assets	582,356,526

Liabilities:
Payable for collateral for securities on loan	27,174,253

Payable for investments purchased	4,480,567

Contingent loss for securities lending (See Note 1(h))	830,183

Investment management fees payable	325,759

Accrued expenses	457,183

Total Liabilities	33,267,945

Net Assets	$549,088,581

Net Assets:
Common Stock:
Par value ($0.01 per share, applicable to 10,057,977 shares issued and outstanding)	$100,580

Paid-in-capital in excess of par	323,665,366

Dividends in excess of net investment income	(968,278)

Accumulated net realized gain	53,543,368

Net unrealized appreciation of investments, foreign currency transactions and contingent loss for securities lending	172,747,545

Net Assets	$549,088,581

Net Asset Value Per Share	$54.59

See accompanying Notes to Financial Statements ï 06.30.11 ï The Korea Fund, Inc. Annual Report 9

The Korea Fund, Inc. Statement of Operations/Statement of Changes in Net Assets
Statement of Operations Year ended June 30, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $1,016,521)	$5,144,212

Securities lending income, including income from invested cash collateral (net of rebates)	301,620

Interest (net of foreign withholding taxes of $5,231)	34,818

Total Investment Income	5,480,650

Expenses:
Investment management fees	3,619,502

Custodian fees	571,816

Directors’ fees and expenses	337,176

Legal fees	288,344

Insurance expense	168,719

Audit and tax services	126,470

Stockholder communications	117,631

Accounting agent fees	64,921

Transfer agent fees	22,668

New York Stock Exchange listing fees	22,198

Miscellaneous	47,178

Total Expenses	5,386,623

Net Investment Income	94,027

Realized and Change in Unrealized Gain (Loss):
Net realized gain on:
Investments	91,509,860

Foreign currency transactions	1,972,542

Net change in unrealized appreciation/depreciation of:
Investments	71,912,719

Foreign currency transactions	254,388

Contingent loss for securities lending	74,449

Net realized and change in unrealized gain/loss on investments, foreign currency transactions and contingent loss for securities lending	165,723,958

Net Increase in Net Assets Resulting from Investment Operations	$165,817,985

	Year ended June 30,
Statement of Changes in Net Assets	2011	2010
Investment Operations:
Net investment income	$94,027	$209,965

Net realized gain on investments and foreign currency transactions	93,482,402	49,466,410

Net change in unrealized appreciation/depreciation of investments, foreign currency transactions and contingent loss for securities lending	72,241,556	44,813,323

Net increase in net assets resulting from investment operations	165,817,985	94,489,698

Dividends to Stockholders from Net Investment Income	(3,061,673)	—

Common Stock Transactions:
Cost of shares repurchased	(7,032,598)	(8,332,600)

Total increase in net assets	155,723,714	86,157,098

Net Assets:
Beginning of year	393,364,867	307,207,769

End of year (including dividends in excess of net investment income of $(968,278) and $(582,448), respectively)	$549,088,581	$393,364,867

Shares Activity:
Shares outstanding, beginning of year	10,205,577	10,446,041

Shares repurchased	(147,600)	(240,464)

Shares outstanding, end of year	10,057,977	10,205,577

10 The Korea Fund, Inc. Annual Report ï 06.30.11 ï See accompanying Notes to Financial Statements

The Korea Fund, Inc. Notes to Financial Statements
June 30, 2011

1.  Organization and Significant Accounting Policies
The Korea Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, as a closed-end, non-diversified management investment company organized as a Maryland corporation. The Fund has 200 million shares of $0.01 par value per share of common stock authorized.

The Fund’s investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. There is no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors. The Fund’s investments are valued daily and the net asset value (“NAV”) is calculated as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. For foreign equity securities (with certain exceptions, if any), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices).

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements.

(b) Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access
•	Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges
•	Level 3 — valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

06.30.11 ï The Korea Fund, Inc. Annual Report 11

The Korea Fund, Inc. Notes to Financial Statements
June 30, 2011 (continued)

1. Organization and Significant Accounting Policies (continued)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Fund to measure fair value during the year ended June 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized the estimation of the price that would have prevailed in a liquid market for a foreign equity given information available at the time of evaluation.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at June 30, 2011 in valuing the Fund’s assets and liabilities is listed below:

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	6/30/11

Investments in Securities—Assets
Common Stock:
Commercial Banks	$4,459,966	$43,626,414	—	$48,086,380
Food Products	3,927,284	—	—	3,927,284
Household Products	16,121,856	—	—	16,121,856
Pharmaceuticals	4,902,819	—	—	4,902,819
Tobacco	10,789,806	—	—	10,789,806
Wireless Telecommunication Services	4,180,107	—	—	4,180,107
All Other	—	447,087,010	—	447,087,010
Short-Term Investments	—	28,572,490	—	28,572,490

Total Investments	$44,381,838	$519,285,914	—	$563,667,752

There were no significant transfers between Levels 1 and 2 during the year ended June 30, 2011.

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are recorded on the identified cost basis. Interest income is recorded on an accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of each year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes.

12 The Korea Fund, Inc. Annual Report ï 06.30.11

The Korea Fund, Inc. Notes to Financial Statements
June 30, 2011 (continued)

1. Organization and Significant Accounting Policies (continued)

(d) Federal Income Taxes
The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at June 30, 2011. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Foreign Investment and Exchange Controls in Korea
The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

In order to complete its tender offer, however, the Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment will not otherwise affect the Fund’s operations.

Certain of the Fund’s holdings may be subject to aggregate or individual foreign ownership limits. These holdings are in industries that are deemed to be of national importance.

(f) Dividends and Distributions
The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, annually. The Fund records dividends and distributions to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(g) Foreign Currency Translation
The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or

06.30.11 ï The Korea Fund, Inc. Annual Report 13

The Korea Fund, Inc. Notes to Financial Statements
June 30, 2011 (continued)

1. Organization and Significant Accounting Policies (continued)

maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

At June 30, 2011, the exchange rate for Korean Won was WON 1,067.65 to U.S. $1.

(h) Securities Lending
The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

In connection with the Fund’s cash collateral investment in BNY Institutional Cash Reserves Fund (“CR”) at September 12, 2008, the Fund is subject to losses on investments in certain Lehman Brothers securities held in CR.

2. Principal Risks
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market price risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to various other risks such as, but not limited to, foreign currency risks.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments, such as options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s Sub-Adviser, RCM Asia Pacific Limited (the “Sub-Adviser”), an affiliate of RCM Capital Management LLC (the “Investment Manager”), seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by

14 The Korea Fund, Inc. Annual Report ï 06.30.11

The Korea Fund, Inc. Notes to Financial Statements
June 30, 2011 (continued)

2. Principal Risks (continued)

undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3. Investment Manager/Sub-Adviser/Sub-Administrator
The Fund has an Investment Management Agreement (the “Management Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Management Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.75% of the value of the Fund’s average daily net assets up to $250 million; 0.725% of the next $250 million of average daily net assets; 0.70% of the next $250 million of average daily net assets; 0.675% of the next $250 million of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. For the year ended June 30, 2011, the Fund paid investment management fees at an effective rate of 0.74% of the Fund’s average daily net assets.

The Investment Manager has retained its affiliates, the Sub-Adviser and Allianz Global Investors Fund Management LLC (the “Sub-Administrator”) to manage the Fund’s investments and provide administrative services to the Fund, respectively. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fee it receives as Investment Manager to the Sub-Adviser and Sub-Administrator in return for their services. The Investment Manager, Sub-Adviser and Sub-Administrator are indirect wholly-owned subsidiaries of Allianz SE, a publicly traded European insurance and financial services company.

4. Investments in Securities
During the year ended June 30, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $391,555,849 and $399,206,622, respectively.

5. Income Tax Information
For the year ended June 30, 2011 the tax character of distributions paid of $3,061,673 was comprised entirely of ordinary income. The Fund did not make any distributions during the year ended June 30, 2010.

At June 30, 2011 the tax character of distributable earnings of $53,808,095 was comprised of $9,416,886 of ordinary income and $44,391,209 of long-term capital gain.

During the year ended June 30, 2011 the Fund utilized $37,331,804 of available capital loss carryforwards.

For the fiscal year ended June 30, 2011, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions and reclassification of dividends. These adjustments were to decrease dividends in excess of net investment income by $2,581,816, decrease accumulated net realized gain by $2,581,817 and increase paid-in-capital in excess of par by $1.

At June 30, 2011, the cost basis of portfolio securities for federal income tax purposes was $391,494,365. Gross unrealized appreciation was $182,079,406, gross unrealized depreciation was $9,906,019 and net unrealized appreciation was $172,173,387. The difference between book and tax cost basis was attributable to wash sales and mark-to-market gain on Passive Foreign Investment Companies.

6. Discount Management Program
In March 2010, pursuant to the Discount Management Program previously adopted by the Fund’s Board of Directors, the Fund instituted a share repurchase program. The program allows the Fund to repurchase in the open market up to 5% of its common stock outstanding as of February 22, 2010. Fund shares are repurchased at a discount to net asset value in accordance with procedures approved by the Board of Directors and its Discount Management Committee. The share repurchase program has no time limit. For the year ended June 30, 2011, the Fund repurchased 147,600 shares of common stock on the open market at a total cost, inclusive of commissions, of $7,032,598 at a per-share weighted average discount to net asset value of approximately 10.13%. For the year ended June 30, 2010, the Fund repurchased 240,464 shares of common stock on the open market at a total cost, inclusive of commissions, of $8,332,600 at a per-share weighted average discount to net asset value of approximately 10.90%.

06.30.11 ï The Korea Fund, Inc. Annual Report 15

The Korea Fund, Inc. Notes to Financial Statements
June 30, 2011 (continued)

6. Discount Management Program (continued)

7. Reverse Stock Split
On December 10, 2008, the Fund declared a reverse stock split on a 1-for-10 basis. Each Fund shareholder of record on December 22, 2008 received one share of the Fund with a net asset value of $126.18 per share for every ten shares of the Fund with a net asset value of $12.62 per share. All prior year per share information in the Financial Highlights was previously restated to reflect the reverse stock split. The reverse stock split had no impact on total return, net assets, ratios or portfolio turnover rates presented in the Financial Highlights.

8. Fund Shares Issued
On December 22, 2008, the Fund declared a capital gain distribution of $90.30 per share. The distribution was made in newly issued Fund shares, based on the Fund’s market price per share on January 26, 2009 (“Pricing Date”), unless a cash election was made. The total cash distribution was limited to 20% of the aggregate dollar amount of the total distribution (excluding any cash paid in lieu of fractional shares). On January 29, 2009 (the payable date) the Fund issued 8,007,555 shares based on the market price of $21.99 per share on the Pricing Date. All prior year per share information in the Financial Highlights was previously restated to reflect the Fund shares issued. The Fund shares issued had no impact on the total return, net assets, ratios or portfolio turnover rates presented in the Financial Highlights. Net asset value total return for periods that include December 2008 and January 2009 has been calculated assuming that this capital gain distribution was paid entirely in newly issued Fund shares priced at the Fund’s net asset value at the close of business on the Pricing Date. In addition, the Fund adjusted its net asset value on December 31, 2008 for purposes of calculating performance by using the actual number of shares outstanding on such date (excluding any estimate of shares to be issued upon reinvestment).

9. Fund Ownership
At June 30, 2011, the City of London Investment Group PLC and Lazard Asset Management LLC held approximately 35% and 10%, respectively, of the Fund’s outstanding shares.

10. Legal Proceedings
The disclosure below relates to the Sub-Administrator, certain of its affiliates and their employees. The Investment Manager, the Sub-Adviser and the Sub-Administrator believe that these matters are not likely to have a material adverse effect on the Fund or their ability to perform their respective investment advisory and administration activities relating to the Fund.

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Sub-Administrator serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Sub-Administrator and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Sub-Administrator and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims. In April 2011, the MDL Court granted final approval of the settlement.

16 The Korea Fund, Inc. Annual Report ï 06.30.11

The Korea Fund, Inc. Financial Highlights
For a share of stock outstanding throughout each year:

	Year ended June 30,
	2011	2010	2009		2008*	2007*
Net asset value, beginning of year	$38.54	$29.41	$53.03		$99.38	$90.73

Investment Operations:
Net investment income	0.01	0.02	0.07	(1)	0.26 (1)	0.89 (1)

Net realized and change in unrealized gain/loss on investments, contingent loss for securities lending, redemptions-in-kind, investments in Affiliates and foreign currency transactions	16.29	9.01	(19.47)		(5.11)	24.19

Total from investment operations	16.30	9.03	(19.40)		(4.85)	25.08

Dividends and Distributions to Stockholders from:
Net investment income	(0.30)	—	—		(0.40)	(1.05)

Net realized gains	—	—	(21.08)		(40.24)	(15.57)

Total dividends and distributions to stockholders	(0.30)	—	(21.08)		(40.64)	(16.62)

Common Stock Transactions:
Accretion (dilution) to net asset value resulting from share repurchases, shares tendered and reinvestment of distributions for shares at value	0.05	0.10	16.86		(0.86)	0.19

Net asset value, end of year	$54.59	$38.54	$29.41		$53.03	$99.38

Market price, end of year	$49.27	$34.74	$27.43		$49.89	$92.42

Total Return: (2)
Net asset value	42.52%	31.04%	(35.13	)%(3)	(14.69)%	31.08%

Market price	42.75%	26.65%	(34.43)%		(9.61)%	32.39%

Ratios/Supplemental Data:
Net assets, end of year (000s)	$549,089	$393,365	$307,208		$553,907	$1,033,216

Ratio of expenses to average net assets	1.10%	1.19%	1.43%		1.06%	0.96%

Ratio of net investment income to average net assets	0.02%	0.05%	0.23%		0.31%	0.99%

Portfolio turnover rate	83%	89%	80%		38%	50%

*	Adjusted for 1-for-10 reverse stock split that occurred on December 22, 2008 (See Note 7 in the Notes to Financial Statements) and Fund shares issued on January 29, 2009 (See Note 8 in the Notes to Financial Statements).
(1)	Calculated on average shares outstanding.

(2)	Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified year from the value at the end of the year and dividing the remainder by the value of the investment at the beginning of the year and expressing the result as a percentage. The calculation assumes that all income dividends and capital gains distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)	See Note 8 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements ï 06.30.11 ï The Korea Fund, Inc. Annual Report 17

The Korea Fund, Inc.	Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of The Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc. (the “Fund”) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2011

18 The Korea Fund, Inc. Annual Report ï 06.30.11

The Korea Fund, Inc. Tax Information/Stockholder Meeting Results (unaudited)

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding certain tax attributes of distributions made by the Fund.

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates 46% of ordinary dividends paid (or the maximum amount allowable), as qualified dividend income.

The Fund has elected to pass-through the credit for taxes paid to foreign countries. The gross foreign income and foreign tax paid during the fiscal year ended June 30, 2011 was $6,160,733 ($0.604681 per share) and $1,016,521 ($0.099772 per share), respectively.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2011. In January 2012, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of dividends and distributions received during calendar year 2011. The amount that will be reported will be the amount to use on your 2011 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended June 30, 2011. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Stockholder Meeting Results:

The Fund held its annual meeting of stockholders on October 27, 2010. Stockholders voted as indicated below:

			Withheld
	Affirmative	Against	Authority

Re-election of Julian Reid — Class I to serve until 2013	7,530,164	189,208	46,204
Re-election of Christopher Russell — Class I to serve until 2013	7,540,116	178,705	46,755
Messrs. Ronaldo A. da Frota Nogueira, Richard A. Silver and Kesop Yun continue to serve as Directors of the Fund.

06.30.11 ï The Korea Fund, Inc. Annual Report 19

The Korea Fund, Inc. Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You
We consider customer privacy to be a fundamental aspect of our relationship with stockholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former stockholders’ personal information. To ensure our stockholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing stockholders’ needs to be served.

Obtaining Personal Information
In the course of providing stockholders with products and services, we may obtain non-public personal information about stockholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from stockholder transactions, from a stockholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy
As a matter of policy, we do not disclose any personal or account information provided by stockholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a stockholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering stockholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on stockholder satisfaction. These companies may have access to a stockholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a stockholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties
We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a stockholder has chosen to invest. In addition, we may disclose information about a stockholder or stockholder’s accounts to a non-affiliated third party only if we receive a stockholder’s written request or consent.

Sharing Information with Affiliates
We may share stockholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a stockholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a stockholder and may include, for example, a stockholder’s participation in one of the Funds or in other investment programs, a stockholder’s ownership of certain types of accounts (such as IRAs), or other data about a stockholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share stockholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information
We take seriously the obligation to safeguard stockholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a stockholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such stockholders. In addition, we have physical, electronic and procedural safeguards in place to guard a stockholder’s non-public personal information.

Disposal of Confidential Records
We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a stockholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

20 The Korea Fund, Inc. Annual Report ï 06.30.11

The Korea Fund, Inc. Dividend Reinvestment & Cash Purchase Plan (unaudited)

The Plan
The Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through BNY Mellon (the “Plan Agent”). The Plan Agent also provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Plan Agent at (800) 254-5197.

Automatic Participation
Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent.

Shares Held by a Nominee
If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions
If the market price per share on the payment date for the dividend or distribution (the “Valuation Date”) equals or exceeds net asset value per share on that date, the Fund will issue (i) shares of the Fund’s common stock that are issued but not outstanding (“Treasury Stock”) to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the Fund’s common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant’s pro rata share of brokerage commissions) to buy Fund shares in the open market for the participants’ account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ account on, or shortly after, the payment date.

Voluntary Cash Purchases
Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund’s shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts
The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

06.30.11 ï The Korea Fund, Inc. Annual Report 21

The Korea Fund, Inc. Dividend Reinvestment & Cash Purchase Plan (unaudited) (continued)

No Service Fee to Reinvest
There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent’s fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases
With respect to purchases of Fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination
The Fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days’ written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s stockholder servicing agent, BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

22 The Korea Fund, Inc. Annual Report ï 06.30.11

The Korea Fund, Inc. Board of Directors (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/
Directorships Held by Director; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:

The address of each director is 555 Mission Street, San Francisco, CA 94105

Julian Reid Date of Birth: 7/8/44 Chairman of the Board of Directors since: 2005 Director since: 2004 Director of 1 fund in Fund Complex Director of no funds outside of Fund Complex	Director of the Saffron Fund, Inc.; Director of JF China Region Fund, Inc. (since 1997); Director and Chairman of Prosperity Voskhod Fund Ltd. (since 2006); and Director (since 2008) and Chairman (since 2009) of ASA Ltd.; formerly, Director and Chairman of 3a Funds Group (1998-2010); Director and Chairman of Morgan’s Walk Properties Ltd. (2002-2006) (residential property owner/ manager).

Ronaldo A. da Frota Nogueira Date of Birth: 7/31/38 Director since: 2000 Director of 1 fund in Fund Complex; Director of no funds outside of Fund Complex	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher). Formerly, Chairman, Sovereign High Yield Investment Company Ltd.; Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts) (until 2009); Member, Board of the Association of Certified International Investment Analysts (ACIIA) (until 2009); and Director of The Brazil Fund, Inc. (1987-2006).

Christopher Russell Date of Birth: 1/8/49 Director since: 2004 Director of 1 fund in Fund Complex Director of no funds outside of Fund Complex	Director of Enhanced Index Funds pcc (since 2002); Director of JP Morgan Japan Smaller Companies Investment Trust plc (since 2006); Director of Hanseatic Asset Management LBG (asset management company) (since 2008); Director of The Association of Investment Companies Ltd (trade body representing UK investment companies) (since 2009); Director of Schroders (C.I.) Ltd. (private bank) (since 2009); Director of F&C Commercial Property Trust Ltd., (UK commercial property investment co.) (since 2009); Director of HSBC Infrastructure Company Ltd. (fund of infrastructure investments) (since 2010); Director of Salters’ Management Company (charitable endowment) (since 2003); Associate of Gavekal Research (since 2001). Formerly, Director of Candover Investments plc (private equity) (2004-2010) and Director of Castle Asia Alternative pcc Ltd. (fund of Asian hedge funds) (2009-2011).

Richard A. Silver Date of Birth: 1/10/47 Director since: 2006 Director of 1 fund in Fund Complex Director of no funds outside of Fund complex	Retired. Formerly, Executive Vice President, Fidelity Investments.

Kesop Yun Date of Birth: 5/20/45 Director since: 1999 and (1984-1988) Director of 1 fund in Fund Complex Director of no funds outside of Fund complex	Professor Emeritus, College of Business Administration, Seoul National University, Seoul, Korea.

The Fund holds annual stockholder meetings for the purpose of electing Directors, and Directors are elected for fixed terms. The Board of Directors is currently divided into three classes, each having a term of three years.

Each year the term of one class expires. Each Director’s term of office expires on the date of the third annual meeting following election to office of the Director’s class. Each Director will serve until next elected or his or her earlier death, resignation, retirement or removal or if not re-elected, until his or her successor is elected and has qualified.

06.30.11 ï The Korea Fund, Inc. Annual Report 23

The Korea Fund, Inc. Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years:

Robert Goldstein Date of Birth: 2/8/63 President & Chief Executive Officer since: 2007	Managing Director and Chief Executive Officer of RCM Capital Management LLC.

Brian S. Shlissel Date of Birth: 11/14/64 Treasurer, Principal Financial & Accounting Officer since: 2007	Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Allianz Global Investors Fund Complex; President of 51 funds in the Allianz Global Investors Fund Complex. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Allianz Global Investors Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Secretary & Chief Legal Officer since: 2007	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P.; Vice President, Secretary and Chief Legal Officer of 80 funds in the Allianz Global Investors Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Assistant Treasurer since: 2007	Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Allianz Global Investors Fund Complex. Formerly, Assistant Treasurer of 50 funds in the Allianz Global Investors Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2009	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Allianz Global Investors Fund Complex. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2007	Senior Vice President, Chief Compliance Officer, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 80 funds in the Allianz Global Investors Fund Complex.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2007	Vice President, Allianz Global Investors of America L.P.; Assistant Secretary of 80 funds in the Allianz Global Investors Fund Complex.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

24 The Korea Fund, Inc. Annual Report ï 06.30.11

Directors	Officers

Julian Reid Chairman of the Board of Directors Ronaldo A. da Frota Nogueira Christopher Russell Richard A. Silver Kesop Yun	Robert Goldstein
  President & Chief Executive Officer
Brian S. Shlissel
  Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
  Secretary & Chief Legal Officer
Lawrence G. Altadonna
  Assistant Treasurer
Richard J. Cochran
  Assistant Treasurer
Youse E. Guia
  Chief Compliance Officer
Lagan Srivastava
Assistant Secretary
Investment Manager/Administrator
RCM Capital Management LLC
555 Mission Street, Suite 1700
San Francisco, CA 94105

Sub-Adviser
RCM Asia Pacific Limited
21st Floor, Cheung Kong Center
2 Queen’s Road Central
Hong Kong

Sub-Administrator
Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Accounting Agent
State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar
BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut, Suite 1300
Kansas City, MO 64106

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.thekoreafund.com.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

AZ612AR_063011

ITEM 2. CODE OF ETHICS
(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
The registrant’s Board has determined that Mr. Richard A. Silver and Mr. Kesop Yun members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $94,000 in 2010 and $92,000 in 2011.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2010 and $0 in 2011. These services may consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $18,850 in 2010 and $19,500 in 2011. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

The Korea Fund, Inc. (the “Fund”)
AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS
The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:
a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.
POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND
On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence.

All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.
AUDIT SERVICES
The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:
Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews
AUDIT-RELATED SERVICES
The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares)
Other attestation reports
Comfort letters
Other internal control reports
Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
TAX SERVICES
The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects
Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
PROSCRIBED SERVICES
The Fund’s independent accountants will not render services in the following categories of non-audit services:
Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible
PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX
The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.
DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:
(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.
e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2010 Reporting Period was $2,839,299 and the 2011 Reporting Period was $3,234,725.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT
The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Julian Reid, Ronaldo A. da Frota Nogueira, Christopher Russell, Richard Silver and Kesop Yun.
ITEM 6. INVESTMENTS
(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
THE KOREA FUND, INC. (THE “Fund”)
PROXY VOTING POLICY
1.	It is the policy of the Fund that proxies should be voted in the interest of the shareholders as determined by those who are in the best position to make this determination. The Fund believes that the firms and/or persons purchasing and selling securities for the Fund and analyzing the performance of the Fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Fund and its shareholders; including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Fund, on the other. Accordingly, the Fund’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Fund.

2.	The Fund delegates the responsibility for voting proxies to RCM Capital Management LLC (“RCM”), which in turn, delegates such responsibility to RCM Asia Pacific Limited (“RCM AP”), the sub-adviser for the Fund. The Proxy Voting Policy Summary for RCM is attached as Appendix A hereto. A summary of the detailed proxy voting policy for RCM AP is set forth in Appendix B attached hereto, which may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.	RCM and RCM AP shall vote proxies in accordance with proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	RCM and RCM AP shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Korea Fund promptly after the adoption or amendment of any such policies.

5.	RCM and RCM AP shall: (i) maintain such records and provide such voting information as is required for the Fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Fund’s Chief Compliance Officer.

6.	This Proxy Voting Policy statement, the Proxy Voting Policy Summary of RCM, a summary of the detailed proxy voting policy of RCM AP, and how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, is available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Fund’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of RCM and a summary of the detailed proxy voting policy of RCM AP shall also be included in the Fund’s Registration Statement or Form N-CSR filings.

Appendix A
RCM CAPITAL MANAGEMENT LLC (“RCM”)
PROXY VOTING POLICY SUMMARY
1.	It is the policy of RCM that proxies should be voted in the interest of the shareholders of the fund, as determined by those who are in the best position to make this determination. RCM believes that the firms and/or persons purchasing and selling securities for the fund and analyzing the performance of the fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the fund and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, RCM’s policy shall be to delegate proxy voting responsibility to those entities with direct portfolio management responsibility for the fund.

2.	RCM delegates the responsibility for voting proxies to the sub-adviser, RCM AP, for the fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with its proxy voting policy and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	RCM and the sub-adviser of the fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and

Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the fund’s board or chief compliance officer.

6.	This Proxy Voting Policy Summary and a summary of the proxy voting policy of RCM AP, and how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30 is available (i) without charge, upon request, by calling 1-800-254-5197-; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summary of the detailed proxy voting policies of the sub-adviser and each other entity with proxy voting authority for a fund advised by RCM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B
RCM ASIA PACIFIC LIMITED
DESCRIPTION OF PROXY POLICY VOTING PROCEDURES
Policy Statement
This Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of RCM AP clients. Each proxy is voted on an individual basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. RCM AP, as part of its authority to manage, acquire, and dispose of account assets (unless the client explicitly reserves that authority for itself or certain national laws provide otherwise) has further delegated its fiduciary duty to vote proxies stemming from shareholdings in US registered mutual funds (the “clients”) to one or more of the following committees:
•	the RCM SF Proxy Voting Committee

•	the RCM UK Proxy Voting Committee

•	the dit Proxy Voting Committee

•	the RCM AP Proxy Voting Committee
RCM AP has ascertained that each Proxy Voting Committee acts in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.
This policy sets forth the general minimum standards for proxy voting and is followed by the each Proxy Voting Committee where RCM AP has the authority to vote its clients’ proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

RCM AP, and thus each Proxy Voting Committee may abstain from voting a client proxy under the following circumstances and certain other circumstances as described in the procedures, for example in cases:
•	When the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant;

•	When voting the proxy would unduly impair the investment management process; or

•	When the cost of voting the proxies outweighs the benefits or is otherwise impractical.
Policy Standards
If a conflict of interest arises, votes are only cast in the best interest of the client, regardless of the situation. In addition, RCM AP:
•	Is responsible for conducting and providing oversight of the proxy voting decision to ensure that voting is done in accordance with its Proxy Voting Guidelines;

•	Must clearly establish its obligation to vote in the advisory contract with the client or by other means;

•	Discloses a summary of the proxy voting policy;

•	Maintains (either itself or through access any Proxy Voting Committee) books and records of proxy voting materials, including written policies and procedures, proxy voting client statements, voting decisions and client requests; and

•	Provides clients access to their voting records upon request.
Procedures
As RCM AP has outsourced the facilitation of proxy voting, the following describes the standards and procedures applied in the proxy voting process.
The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee (which may consist of Analysts, Portfolio Managers, the Proxy Specialist, Client Services personnel and Legal Counsel). The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by Institutional Shareholder Services, Inc. (ISS), and other relevant material, and makes a vote decision in accordance with the local Proxy

Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.
A third-party proxy voting service, ISS is retained to assist in processing proxy votes in accordance with vote decisions. ISS is responsible for notifying all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by the Proxy Voting Committees to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. Each Proxy Voting Committee keeps proxy materials used in the vote process on site for at least one year. Thereafter, Proxy Voting Committee materials will be kept in accordance with documentation retention policy.
Resolving Conflicts of Interest
RCM AP and each voting affiliate may have conflicts that can affect how it votes its clients’ proxies. For example, one entity may manage a pension plan whose management is sponsoring a proxy proposal. That entity may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, they may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, no vote cast for one client’s account may be voted by designed to benefit or accommodate any other client.
In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, each Proxy Committee shall be responsible for addressing how their entities resolve such material conflicts of interest with its clients and have it documented to maintain an accurate audit trail.

Cost-Benefit Analysis Involving Voting Proxies
Each Proxy Committee shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, the proxy committee may refrain from voting a proxy on behalf of the clients’ accounts.
In addition, RCM AP may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM AP’s ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
(a) (1)
As of June 30, 2011, the following individuals have primary responsibility for the day-to-day management of The Korea Fund, Inc. (the “Fund”):
Sang Won Kim
Portfolio Manager
Mr. Kim was the co-portfolio manager of the Fund with Mr. Raymond Chan since 2007 and became the lead portfolio manager since 2008. Mr. Kim was previously an Investment Analyst in the Asia ex Japan Equity Research team of Schroder Investment Management before relocating to Hong Kong from Seoul. Prior to joining the Group, he spent two years with Samsung Securities as an Equity Research Analyst covering Korean non-life insurers and securities brokers. Overall, Mr. Kim has over ten years working experience in researching and analyzing companies in South Korea.
He holds an MBA in Finance and Accounting from the Kellogg School of Management of Northwestern University and obtained his Bachelor’s degree in Business Administration from Yonsei University.
Raymond Chan, CFA
Chief Investment Officer, Asia Pacific
Mr. Chan is a CFA charterholder and is Chief Investment Officer of RCM Asia Pacific. He is also the Chairman of the Global Balanced Investment Committee in Hong Kong. He has over 19 years of investment experience, with a focus on equity markets in South Korea, Hong Kong, China and Taiwan. Prior to joining RCM, Mr. Chan was an Associate Director with Barclays Global Investors in Hong Kong and Head of the firm’s Greater China team, managing single-country and regional portfolios. Mr. Chan holds an M.A. in Finance and Investment from the University of Exeter and a B.A. (Hons) in Economics from the University of Durham, U.K.
(a) (2)
The following summarizes information regarding each of the accounts, excluding the Fund that were managed by the Portfolio Manager as of June 30, 2011. The advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Sang Won Kim		0	0	2	177	0	0
Raymond Chan		0	0	1	132	7	1,685

Although the RCM Asia Pacific Limited (“RCM AP”) Code of Ethics does not address every possible circumstance that could give rise to a conflict of interest, a potential conflict of interest, or an appearance of impropriety, it provides guidance with respect to many common types of situations. Whether or not a specific provision of the Code applies, RCM AP requires that each employee conducts his or her activities in accordance with the general principles embodied in the Code of Ethics, and in a manner that is designed to avoid any actual or potential conflict of interest or any abuse of an individual’s position of trust and responsibility. Technical compliance with the procedures incorporated in the Code of Ethics will not insulate actions that contravene an employee’s duties to RCM AP and its clients from scrutiny. RCM AP instructs each employee to consider whether a particular action might give rise to an appearance of impropriety, even if the action itself is consistent with the employee’s duties to RCM AP and its clients and to always be alert for potential conflicts of interest.
Conflicts of Interest:
i) Basis of sharing expenses among clients. RCM and RCM AP charges competitive rates for managing our clients’ assets. Fees vary depending on the particular types of portfolios managed, clients, and respective size of the client’s portfolios under our management. In this regard, providing services to some types of portfolios and clients require additional resources, and RCM and RCM AP’s fee structure is designed, in part, to address these differences. RCM and RCM AP utilizes the revenue received from the fees it’s clients pay to support the investment, research, operations, and business requirements needed to provide its clients with the overall results that they expect.
ii) Possible advantages, including economies of scale, and disadvantages in having a manger that has other clients. RCM and RCM AP generally realizes economies of scale with every new account managed. This allows us to manage assets charging competitive management fees. Having many clients with a wide variety of mandates offered to them also helps to ensure RCM and RCM AP’s viability as a business and thus significantly contributes to our ability to attract and retain top quality investment professionals. There are few if any real disadvantages of RCM and RCM AP having a broad client base. For example, while the aggregation of our clients’ trades may result in any one of our client’s orders taking longer to execute, we believe that over time the aggregation of orders enhances the quality of our clients’ executions, and lowers the brokerage commissions charged to them.
iii) RCM’s own investment and possible conflicts of interest: Like other advisers RCM and RCMAP face certain potential conflicts of interest in connection with managing accounts with different fee structures and accounts where RCM and RCM AP, or its employees’, money has been invested. More specifically, the management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. In addition, RCM has invested seed capital in several portfolios managed by RCM and RCM’s employees have invested in certain portfolios also managed by the firm. The same incentive to favor accounts that pay potentially higher fees exists with these accounts where RCM provides seed capital or RCM’s employees have direct investment. The potential conflicts of interest that arise out of these arrangements include, among others:
1.	The most attractive investments could be allocated to higher-fee accounts or accounts with RCM, RCM AP or employee money invested in it.

2.	The trading of higher-fee accounts or accounts with RCM, RCM AP or employee money could be favored as to timing and/or execution price. For example, such accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

3.	The investment management team could focus their time and efforts primarily on higher-fee accounts or accounts with RCM, RCM AP or employee money due to a personal stake in compensation.
RCM and RCM AP have adopted compliance policies and procedures that address these potential conflicts of interest. These policies and procedures are designed so that over time, subject to individual client guidelines or trade restrictions, all accounts are treated fairly and equitably. These procedures include, but are not limited to, RCM and RCM AP’s trade aggregation and allocation procedures, IPO allocation procedures, code of ethics and gifts and entertainment policies.
(a) (3)
As of September 1, 2011, the following explains the compensation structure of the individuals that have the primary responsibility for day-to-day portfolio management of the Fund:
RCM maintains a compensation system that is designed to create alignment between our clients’ interests and those of our professionals:
•	aligning superior investment results with the way our investment professionals are rewarded

•	aligning superior service with the way our client relations professionals are rewarded

•	aligning superior operational performance with the way our business professionals are rewarded
In addition, our compensation system is designed such that it supports our corporate values and culture; while we acknowledge the importance of financial incentives and we seek to pay top quartile for top quartile performance, we also believe that compensation is only one of a number of critically important elements to allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.
The primary components of our compensation system are base salary, an annual cash incentive payment (bonus), and a Long Term Incentive Plan Award (LTIPA). We strive to provide our people with a competitive overall package in which we conduct ongoing research to ensure each component as well as total compensation is ahead of, or in line with market levels, and takes into account their performance, experience and potential. While the bonus is a cash payment driven by achievements of the individual and the business relative to set goals, the LTIPA has as its key value driver the overall growth in our operating results and thus offers our senior professionals participation in the growth of our business medium term.
Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data as well as special competitor analysis, where necessary. Base compensation typically is a bigger percentage of total compensation for more junior positions while for the most senior roles it will be a much smaller component often even capped at certain levels and only adjusted every few years.
Bonus compensation is designed to primarily reflect the achievements of an individual against set goals and over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative, the former reflecting investment performance over a three-year rolling time period (calculated as one-year plus three year results at 25% and 75% weighting) and the latter reflecting contributions to broader team goals, contributions made to client review meetings, to product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage. Analysts at RCM have their quantitative goals aligned with the universe of stocks they cover using Starmine as the measurement tool and where they are managing sector portfolios they will have a piece of their metric structured the same way as is the case with portfolio managers. Finally, for traders, their quantitative metric is structured around the quality of execution again using external benchmarking. Our regional CIOs as well as the global CIO have the same 70% quantitative/30% qualitative metric as their team members with the 70% determined by the asset weighted performance against respective benchmarks of all the portfolios under their supervision.
The goal of LTIPA as the non-cash, longer term incentive portion of the compensation system, is to strengthen further the alignment between our clients, senior professionals as well as our corporate parent. This is achieved by the program having a three year time horizon and a valuation metric which is driven by the overall performance of operating results at the level of RCM as well as Allianz Global Investors, our parent. LTIPA is awarded annually — for senior professionals it typically amounts to between 20-30 percent of total compensation — and pays in cash after three years, with the value determined as a multiple of the initial award and growth in operating results. Therefore, under normal circumstances, it is expected that a senior professional will have at all times at least one year of total compensation invested in three tranches of LTIPA. In terms of the criteria driving the specific allocation amounts, they are typically similar to the ones driving bonus; however, more emphasis is given to entrepreneurial initiatives, to achievements above and beyond the “normal” scope of the role and the deferred nature of the awards also allows to emphasize the longer term nature of many of the projects critical for us to deliver for clients on a sustainable basis.
The compensation schedule has not changed over the past 12 months.
(a) (4)
The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of June 30, 2011.

The Korea Fund, Inc.
Portfolio Manager	Dollar Range of Equity Securities in the Funds
Sang Won Kim	None
Raymond Chan	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

				(c) Total Number of
				Shares
				Purchased as	(d) Maximum Number of
	(a) Total Number			Part of Publicly	Shares that May
	of Shares	(b) Average Price		Announced	Yet Be Purchased Under the
Period	Purchased	Paid per Share		Plans or Programs	Plans or Programs

July 1-31, 2010	0	0		0	0
August 1-31, 2010	0	0		0	0
September 1-30, 2010	0	0		0	0
October 1-31, 2010	0	0		0	0
November 1-30, 2010	0	0		0	0
December 1-31, 2011	0	0		0	0
January 1-31, 2011	0	0		0	0
February 1-28, 2011	0	0		0	0
March 1-31, 2011	23,100	$43.82	[1]	23,100 [2]	See footnote (2)
April 1-30, 2011	13,600	$48.74	[1]	13,600 [2]	See footnote (2)
May 1-31, 2011	25,600	$50.17	[1]	25,600 [2]	See footnote (2)
June 1-30, 2011	85,300	$47.70	[1]	85,300 [2]	See footnote (2)

Totals	147,600			147,600

[1]	Subject to a commission of 3% of repurchase price.

[2]	In March 2010, pursuant to the Discount Management Program previously adopted by the Fund’s Board of Directors, the Fund instituted a share repurchase program. The program allows the Fund to repurchase in the open market up to 5% of its common stock outstanding as of February 22, 2010. Fund shares are repurchased at a discount to net asset value in accordance with procedures approved by the Board of Directors and its Discount Management Committee. The share repurchase program has no time limit.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR
270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS
(a) (1) Exhibit 99.CODE ETH — Code of Ethics
(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(a) (3) Not applicable
(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Korea Fund, Inc.

By:	/s/ Robert Goldstein
President & Chief Executive Officer

Date:	September 1, 2011

By:	/s/Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer

Date:	September 1, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Goldstein
President & Chief Executive Officer

Date:	September 1, 2011

By:	/s/ Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer

Date:	September 1, 2011